EXHIBIT 32.1

Certification pursuant to 18 U.S.C. 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002
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In connection with the accompanying Form 10-K of ZAP for the year ended December 31, 2010, Steven M. Schneider, Co-Chief Executive Officer of ZAP, and Alex Wang, Co-Chief Executive Officer of ZAP, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)           such Form 10-K of ZAP for the year ended December 31, 2010, fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange of 1934; and

(2)           the information contained in such Form 10-K of ZAP for the year ended December 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of ZAP .

Date:  April 15, 2011                                                                           By:     /s/ Steven Schneider
Steven Schneider
Co-Chief Executive Officer

Date:  April 15, 2011                                                                           By:     /s/ Alex Wang
Alex Wang
Co-Chief Executive Officer